Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Southern Peru Copper Corporation (the “Company”) on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, German Larrea Mota-Velasco, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 4, 2004	/s/	German Larrea Mota-Velasco
German Larrea Mota-Velasco
Chairman and Chief Executive Officer

A signed original of this written statement required by section 906 has been provided to Southern Peru Copper Corporation and will be retained by Southern Peru Copper Corporation and furnished to the Securities and Exchange Commission or its staff upon request.